UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 22, 2024

NOBLE CORPORATION plc

(Exact name of registrant as specified in its charter)

England and Wales	001-41520	98-1644664
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

13135 Dairy Ashford, Suite 800, Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 281 276-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
A Ordinary Shares, par value $0.00001 per share	NE	New York Stock Exchange
Tranche 1 Warrants of Noble Corporation plc	NE WS	New York Stock Exchange
Tranche 2 Warrants of Noble Corporation plc	NE WSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

The information contained in Item 2.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Notes Offering

On August 22, 2024, Noble Finance II LLC (the “Issuer”), a wholly-owned subsidiary of Noble Corporation plc (the “Company”), closed its previously announced offering of an additional $800 million aggregate principal amount of the Issuer’s 8.000% Senior Notes due 2030 (the “New Notes”) in a private offering to eligible purchasers that is exempt from registration under the Securities Act of 1933, as amended. The New Notes were issued as additional notes under the indenture (the “Indenture”), dated April 18, 2023, among the Issuer, the guarantors party thereto (the “Guarantors”) and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), pursuant to which the Issuer previously issued $600 million aggregate principal amount of its 8.000% Senior Notes due 2030 (the “Existing Notes”) in 2023, all of which remain outstanding.

The New Notes have the same terms as the Existing Notes, other than the issue date, the issue price, the first date on which interest will be paid and the first date from which interest will accrue, and are treated as a single series with the Existing Notes under the Indenture. The Existing Notes are, and the New Notes will be, guaranteed by certain direct and indirect restricted subsidiaries of the Issuer that guaranty the Issuer’s revolving credit facility.

The foregoing description of the Indenture and the New Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture and the form of Note, copies of which are filed herewith as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference.

Second Supplemental Indenture

On August 22¸2024, the Issuer, the Guarantors listed on the signature pages thereto, and the Trustee entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Indenture to, among other things, permit a dividend to the Company from the Issuer to fund the cash consideration in connection with Company’s pending merger with Diamond Offshore Drilling, Inc.

The foregoing description of the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Supplemental Indenture, a copy of which is filed herewith as Exhibit 4.3 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

Exhibit 4.1	Indenture, dated as of April 18, 2023, by and among Noble Finance II LLC, the subsidiaries of Noble Finance II LLC named therein, as guarantors, and U.S. Bank Trust Company, National Association, as trustee (including the form of 8.000% Senior Note due 2030 included therein) (filed as Exhibit 4.1 to Noble Corporation plc’s Current Report on Form 8-K filed on April 18, 2023 and incorporated herein by reference).

Exhibit 4.2	Form of 8.000% Senior Notes due 2030 (included as Exhibit A in Exhibit 4.1).

Exhibit 4.3	Second Supplemental Indenture, dated as of August 22, 2024, by and among Noble Finance II LLC, the subsidiaries of Noble Finance II LLC named therein, as guarantors, and U.S. Bank Trust Company, National Association, as trustee.

Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION plc

Date: August 22, 2024	By:	/s/ Jennie Howard
Jennie Howard Senior Vice President, General Counsel and Corporate Secretary